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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 26, 2001


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)



     Virginia                   54-1837743                      001-13731
 (State or other    (I.R.S. Employer incorporation or   (Commission File Number)
 jurisdiction of              organization)
Identification No.)

                            1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 5. Other Events

1. On July 26, 2001, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 2nd quarter 2001 . The entire text of that press release is being filed herewith and attached as exhibit 99.1.

2. Friedman, Billings, Ramsey Group, Inc., attaches herewith, as exhibit 99.2, Financial & Statistical Supplement - Operating Results, the financial schedule of its operating results for the 2nd quarter 2001.

99.1 Press Release dated July 26, 2001.
99.2 Financial & Statistical Supplement - Operating Results.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Emanuel J. Friedman
    Chairman and Co-Chief Executive Officer